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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2002

                        Crown Castle International Corp.
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                       0-24737                    76-0470458
   (State or Other               (Commission File              (IRS Employer
   Jurisdiction of                    Number)                  Identification
    Incorporation)                                                 Number)

                                510 Bering Drive
                                    Suite 500
                                Houston, TX 77057
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (713) 570-3000

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           This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
 Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

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Item 7. Financial Statements and Exhibits

The following exhibit is being furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into the filings made by Crown Castle International Corp. (the "Company") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

   (c) Exhibits

    Exhibit No.     Description

    99.1 Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002 for Quarterly Report on Form 10-Q for the period ending September 30, 2002

Item 9. Regulation FD Disclosure

On November 14, 2002, the Company filed its Quarterly Report on Form 10-Q for the period ended September 30, 2002 with the SEC. In connection with the filing of such Form 10-Q with the SEC, the Company filed as correspondence to the SEC the certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.1, as executed by John P. Kelly, the Company's Chief Executive Officer, and W. Benjamin Moreland, the Company's Chief financial Officer (Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD).



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CROWN CASTLE INTERNATIONAL CORP.

                                        by  /s/ E. Blake Hawk
                                           ------------------------------
                                           Name:  E. Blake Hawk
                                           Title: Executive Vice President

Date: November 14, 2002



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                                  EXHIBIT INDEX

     Exhibit No.    Description

      99.1 Certification pursuant to Section 906 of Sarbanes-Oxley Act of 2002 for Quarterly Report on Form 10-Q for the period ending September 30, 2002




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